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                               EXHIBIT NO. 10(q)


             Form of Standstill Agreement dated January 29, 1986,
                     among Material Sciences Corporation,
                       Richard L. Burns and Joyce Burns
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                                   AGREEMENT

          THIS AGREEMENT, made and entered into as of January 29, 1986, among Material Sciences Corporation, a Delaware Corporation (the "Company"), Richard
L. Burns and Joyce Burns (Mr. Burns and Mrs. Burns being hereinafter referred to collectively as the "Noteholders" and individually as a "Noteholder").

                              W I T N E S S E T H:

          WHEREAS, pursuant to a Share Purchase Agreement dated as of January 29, 1986 (the "Share Purchase Agreement") between the Company and all of the shareholders of Deposition Technology, Inc. ("DTI"), including the Noteholders, the Noteholders have agreed to exchange shares of the common stock of DTI for subordinated convertible notes due January 29, 1996 of the Company (the "Notes"); and

          WHEREAS, the Notes are convertible into shares of the series of authorized common stock of the Company designated as "Common Stock" (the "Common Stock"); and

          WHEREAS, the parties believe it is not in the best interests of the Noteholders or the Company for the Noteholders to become involved in, or in any way to interfere with, the management or operations of the Company, DTI or any of their Affiliates or the Company's relationships with any of its other security holders; and

          WHEREAS, the Share Purchase Agreement requires the execution and delivery of this Agreement by the Noteholders as a condition to the consummation of the transactions provided for therein;

          NOW, THEREFORE, in consideration of the foregoing and the agreements hereinafter set forth, the parties hereto agree as follows:
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          1.   Stand Still Agreement.  The Noteholders agree that from the date
               ---------------------
hereof to the Termination Date (as hereinafter defined), they will not, nor will they permit any of their Affiliates (as hereinafter defined), directly or indirectly, to:

          (a) acquire, directly or indirectly, by purchase or otherwise (except as provided in the Share Purchase Agreement or by way of stock dividends or other distributions made available to security holders generally), any additional Notes, Common Stock or other securities of the Company, except that the foregoing shall not prohibit the Noteholders and their Affiliates from acquiring such number of shares of Common Stock of the Company which when added to all such shares then owned or otherwise controlled by them, directly or indirectly, shall not exceed a total of 100,000 shares of Common Stock of the Company;

          (b) "solicit" proxies or become a "participant" or a "participant in a solicitation" with respect to any securities of the Company under any circumstances (including, without limitation, any "election contest" relating to the election of directors of the Company), as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (c) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals at any time, or induce or attempt to induce any other person to initiate any shareholder proposal; or

          (d) form or join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of any securities of the Company, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act.

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          2.   Non-Interference Agreement.  The Noteholders further agree that
               --------------------------
from date hereof to the Termination Date, they will not act in any way, nor will they permit any of their Affiliates to act in any way, directly or indirectly, either alone or in concert with any other person, to seek to control, influence or otherwise interfere with the management, board of directors or policies of the Company, DTI or any of their Affiliates.

          3.   Transfer Restrictions.
               ---------------------
          (a) For a period of three years from the date hereof, neither Noteholder shall sell or otherwise dispose of any Note, except pursuant to a registered public distribution or with the prior written consent of the Company.

          (b) After the expiration of three years from the date hereof, neither Noteholder (or any successor thereto) shall sell or otherwise dispose of any interest in his or her Notes and/or any shares of Common Stock acquired upon conversion of any Notes or otherwise acquired after the date hereof except in accordance with the terms and conditions of this Agreement.

          4.   Right of First Refusal.
               ----------------------

          (a) Each Noteholder agrees that from the date hereof to the Termination Date, the Noteholder will not, directly or indirectly, sell or otherwise dispose of any interest in any or all of his or her Notes and/or Common Stock subject to the restrictions of Section 3(b) other than
                                                 ------------
     pursuant to (i) a registered public distribution in accordance with Section
                                                                         -------
     5.11 of Exhibit B of the Share Purchase Agreement (a "Registration"), (ii)
     ----    ---------
     a bona fide offer from a third party who is not an Affiliate (an "Offer") or (iii) in open market transactions (a "Market Disposition"). In the case of a Registration, the provisions of Section 5.11 of Exhibit B of the Share
                                          ------------    ---------
     Purchase Agreement shall apply in lieu of the balance this Section 4.
                                                                ---------
     Prior to any

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     such sale or other disposition pursuant to either an Offer or a Market
     Disposition, such Noteholder shall transmit a written notice (the "Sales Notice") to the Company setting forth (A) with respect to an Offer: (I) the name, address and principal business activity of each person to whom a sale or other disposition is proposed to be made, (II) the amount of Notes and/or Common Stock proposed to be sold to each such person, (III) the manner in which the sale is proposed to be made, and (IV) the price at which or other consideration for which, and the material terms upon which, such sale is proposed to be made, and stating that each such person's Offer is, to the best of the knowledge of such Noteholder, bona fide; and (B)
                                                          ---- ----
     with respect to a Market Disposition: (I) the approximate date the sales are scheduled to commence (which shall not be earlier than the expiration of the time period specified in paragraph (c) hereof), (II) the amount of
                                     -------------
     Notes and/or Common Stock sought to be disposed of, and (III) the manner in which, and the names of the brokers through which, the Market Disposition is proposed to be made and the maximum rate of commission to be charged by such brokers.

          (b) Upon receipt of a Sales Notice pursuant to paragraph (a), the
                                                         -------------
     Company shall have an option to purchase all or any part of the Notes and/or Common Stock covered by such Sales Notice on the following terms and conditions:

              (i) If the option arises pursuant to an Offer, the purchase price and terms for the purchase of the Notes and/or Common Stock purchasable upon exercise of the option shall be the price and terms specified in the Sales Notice; provided, however, that: (A) if the
                                         --------  -------
          Offer is a publicly announced tender offer, the price shall be the highest price paid by the successful tender offeror pursuant to the

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          tender offer to any of the security holders of the Company (it being understood that if the price offered in any tender offer is increased, either by the original tender offeror or a third party, after the Company has elected to exercise its option at a lower price, then the Company shall have the right to reexamine its decision and to elect not to exercise such option so long as notice of its election not to exercise is received by such Noteholder at least twenty-four hours prior to the earlier of (I) the expiration of the tender offer or (II) any date after which securities tendered may be treated less favorably than securities tendered prior thereto), and (B) if the price so specified is payable in whole or in part in property (which term shall include the securities of any other issuer), the price allocable to such property shall be cash equal to the Appraisal Value (as hereinafter defined) of such property on the date the Sales Notice is sent to the Company.

               (ii) If the option arises pursuant to a Market Disposition, the exercise price per unit shall be equal to the Market Price (hereinafter defined) of this Common Stock or Notes, as the case may be, for the trading day next preceding the date on which the Purchase Notice (hereinafter defined) is dispatched, less the estimated underwriting discounts and commission (based on the maximum rate set forth in the Sales Notice prescribed by Section 4(a)) which the
                                                  ------------
          Noteholders would have incurred if the Company had not elected to purchase such securities, but no other expenses of sale.

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          (c) If the Company desires to exercise the aforesaid option to purchase all or any part of the Notes and/or Common Stock covered by a Sales Notice, the Company shall transmit to such Noteholder a written notice (the "Purchase Notice") specifying the principal amount of Notes and/or number of shares of Common Stock to be purchased pursuant to the exercise of such option. The Purchase Notice must be sent to the Noteholder prior to the later of (A) sixty days after the date on which the Company shall have received the Sales Notice or (B) if applicable, thirty days after the determination of any required Appraisal Value; provided, however,
                                                              --------  -------
     that, in the case of a tender offer, in no event shall the Purchase Notice be received later than twenty-four hours prior to the earlier of (C) the expiration of the tender offer or (D) any date after which securities tendered may be treated less favorably than securities tendered prior thereto.

          (d) If with respect to an Offer or a Market Disposition the conditions prescribed in paragraphs (a) and (b) of this Section 4 have been met in
                   --------------     ---
     connection with a proposed sale of any or all of either Noteholder's Notes and/or Common Stock, and the Company has not transmitted the Purchase Notice within the period required by paragraph (c) hereof, then such
                                          -------------
     Noteholder shall be free to effect such sale under the following terms and conditions:

              (i) if a sale pursuant to an Offer was proposed, such sale may be effected for a period of sixty days from the last date on which the Company could have transmitted such notice, but only to the person or persons specified in the Sales Notice at the price (or for the consideration) and on the terms specified in the Sales Notice; or

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               (ii)   if sales pursuant to a Market Disposition were proposed,
          such sales may be effected for a period of six months, but only in the manner and through the broker specified in the Sales Notice; and

               (iii) in either event, if or to the extent such sale or sales do not occur within such sixty days or six month period, whichever is applicable, the Notes and/or Common Stock so proposed to be sold will again become subject to this Agreement to the same extent as if the Sales Notice with respect to such sale or sales had never been given.

          (e) Notwithstanding the foregoing, each Noteholder may (i) subject any or all of his or her Notes and/or Common Stock subject to the restrictions of Section 3(b) to a bona fide pledge or (ii) make gifts of
                     ------------      ---- ----
     any or all of such Notes and/or Common Stock to or for the benefit of the Noteholder's spouse, children, grandchildren or parents or to charitable organizations, provided that the pledgee or donee, as the case may be,
                    --------
     delivers to the Company a written agreement to be bound by the restrictions contained herein in form reasonably satisfactory to the Company.

          5.   Repurchase Upon Death of Noteholder.
               -----------------------------------

          (a) In the event of the death of either Noteholder prior to the Termination Date, the administrator or executor (the "Estate
     Representative") of the estate (the "Estate") of the deceased Noteholder shall transmit to the Company a written notice (the "Estate Notice") setting forth the date of such Noteholder's death and including a copy of a duly certified death certificate.

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

          (b) Upon receipt of an Estate Notice, the Company shall have an option to purchase all or any part of the Notes and/or Common Stock subject to the restrictions of Section 3(b) and held by the Estate at the following
                            ------------
     price:

               (i) To the extent that there is a Market Price for the Common Stock or Notes, the exercise price per unit shall be equal to the Market Price of the Common Stock or Notes, as the case may be, for the trading day next preceding the date on which the Estate Purchase Notice is dispatched.

               (ii) To the extent that there is no Market Price, the exercise price per unit shall be equal to the Appraisal Value of the Common Stock or Notes, as the case may be, on the date of such Noteholder's death.

          (c) If the Company desires to exercise the aforesaid option to purchase any or all of such Notes and/or Common Stock held by the Estate, the Company shall send a written notice (the "Estate Purchase Notice") to the Estate Representative specifying the principal amount of Notes and/or the number of shares of Common Stock to be purchased pursuant to the exercise of such option. The Estate Representative must receive the Estate Purchase Notice prior to the later of (A) ninety days after the date on which the Company shall have received the Estate Notice or (B) if applicable, sixty days after the determination of any required Appraisal Value.

          6.   Option Exercise; Closing.
               ------------------------

          (a) At the time the Purchase Notice or Estate Purchase Notice, as the case may be, is transmitted pursuant to Section 4(c) or 5(c) hereof, there
                                             ------------    ----
     shall be deemed to be a

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

     binding agreement between such Noteholder or Estate, as the case may be, and the Company concerning the sale at the price and on the terms provided for in such notice. On the twentieth business day following receipt of such notice (or such other time as the parties to such agreement shall agree), such Noteholder or Estate, as the case may be, shall deliver to the Company the Notes and/or certificates for the Common Stock to be purchased by the Company pursuant to such notice, duly endorsed by, or accompanied by instruments of transfer in form reasonably satisfactory to the Company duly executed by, the Noteholder or his or her attorney duly authorized in writing, with signatures guaranteed by a bank or member firm of the New York Stock Exchange, and the Company will deliver to such Noteholder or Estate, as the case may be, the purchase price to be paid in cash by certified or bank cashier's check.

          (b) The Company may assign its right to purchase Notes and/or Common Stock pursuant to Sections 4 or 5 hereof and may designate in the Purchase
                       ----------    -
     Notice any person or persons to take title to any or all of the Notes and/or Common Stock subject to such option, provided, however, that to the
                                                 --------  -------
     extent that any such assignee or designee shall default in its performance of any of the obligations of the Company hereunder, such assignment or designation shall not relieve the Company of its responsibility therefor.

          7.   Definitions.
               -----------

          (a) As used herein, the term "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act and the term "person" (except in
     Section 1(d) hereof) shall mean any individual, partnership, corporation,
     ------------
     trust or other entity.

          (b) As used herein, the term "Appraisal Value" of an item of property shall mean the fair market value of that property (less, in the case of the Common Stock or the Notes,

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

     an estimate of the brokerage commissions which the Noteholder or the Estate involved would have incurred, if any, if the Company had not elected to purchase such Common Stock or Notes) as of a given date as determined by an appraiser mutually acceptable to the Company and the Noteholder or the Estate involved. If a determination of the Appraisal Value of an item of property is required hereunder, it shall be incumbent upon the Company to request the appointment of an appraiser within thirty days of its receipt of a Sales Notice or Estate Notice, as the case may be. In the event that the Company and the party giving such Sales Notice or Estate Notice, as the case may be, are unable to agree on an appraiser, each of them shall appoint its own appraiser and such appraisers shall select a third appraiser who alone shall determine such Appraisal Value. The costs and expenses of any such appraisal shall be borne equally by the Company and the party giving such Sales Notice or Estate Notice, as the case may be.

          (c) As used herein, the term "Market Price" shall mean the last reported sales price regular way for the day if the Common Stock or Notes, as the case may be, are listed on a national securities exchange (or, if there was no sale on such day, the closing bid price) or if the Common Stock or the Notes, as the case may be, are not so listed the last reported sales price or the average of the reported closing bid and asked prices for such security in the over-the-counter market for the applicable day as furnished by National Quotation Bureau, Inc. or, in its absence, any other firm regularly engaged in the business of reporting such prices.

          8.   Legends and Stop Transfer Orders.
               --------------------------------
          (a)  Each of the Noteholders agrees as follows:

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

               (i) to the placement of the following legend on the face of any Notes and/or certificates for Common Stock held by them subject to this Agreement at any time prior to the Termination Date:

               "No sale, transfer, pledge or other disposition of this Note (or, in the case of Common Stock, 'the shares represented by this certificate' ) may be made except in accordance with the Agreement dated as of January 29, 1986, among Material Sciences Corporation, Richard L. Burns and Joyce Burns, a copy of which is on file in the office of the Secretary of Material Sciences Corporation.";

and
               (ii) to the entry of stop transfer orders with any transfer agent of the Company's Notes and/or Common Stock and with the Voting Trustee under the Voting Trust Agreement dated January 29, 1986, among the Company, the Noteholders, 0. Morris Sievert, D. W. Watt and the Voting Trustee thereunder against the transfer of Notes or certificates for Common Stock legended pursuant hereto otherwise than in compliance with the provisions of this Agreement.

          (b) The Company agrees that it will, upon the presentation to its transfer agent of the Notes or certificates for Common Stock containing such legend, remove such legend and withdraw such stop transfer orders with respect to such Notes or certificates for Common Stock under the following circumstances:

               (i) any sale of such Notes or of the Common Stock represented by such certificates made in compliance with the provisions of this Agreement; or

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               (ii)  at any time after the Termination Date.

          9.   Corporate Name.  The Noteholders hereby acknowledge that the
               --------------
Company and DTI have an exclusive and perpetual right to use the name "Deposition Technology, Inc.," and, in view of such exclusive and perpetual right, the Noteholders shall cause Deposition Technology Corporation, a Texas corporation, to change its corporate name to a name which is not confusingly similar to the name of DTI within 30 days of the date hereof and shall not use the term "Deposition Technology," or any variant thereof, in any manner in connection with operations of any corporation, or other business or entity with which the Noteholders are, or may become, affiliated.

          10.  Termination Date.  The Agreement (other than Section 9 hereof)
               ----------------                             ---------
shall terminate (herein referred to as the "Termination Date") on January 29, 2001.

          11.  Miscellany.
               ----------
          (a) The Noteholders, on the one hand, and the Company on the other, acknowledge and agree that irreparable injury would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in addition to any other remedy to which they may be entitled at law or equity.

          (b) The Company and the Noteholders, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably consent to and subject themselves to the nonexclusive jurisdiction of the courts of the United States District Court for the Northern District of Illinois, or, if such District Court shall not have or declines to accept jurisdiction, the courts

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

     of the State of Illinois located in Cook County, Illinois, in respect of any matter arising under or in connection with this Agreement; and service of process, notices and demands of the United States District Court for the Northern District of Illinois and such courts of the State of Illinois and any other notices or other communications required or permitted under this Agreement, may be made upon any of them by personal service at any place where they may be found or by mailing copies of such process, notices, demands and communications by registered mail, postage prepaid and return receipt requested, to their respective addresses set forth in Section 11(g)
                                                                   -------------
     hereof. No change in such addresses shall be effective insofar as service of process, notices, demands and communications are concerned, unless such addresses are located in the United States and receipt of notice of such change shall have been acknowledged in writing by the other party hereto, which acknowledgment shall not be unreasonably withheld. The foregoing provisions of this Section 11(b) shall not be construed to limit the right
                        -------------
     of any party to make such service of process, notices, demands and communications in any manner permitted by applicable law or to obtain jurisdiction over the other parties hereto in such other jurisdiction, and in such other manner, as may be permitted by applicable law. Each party further agrees that a final judgment or order in respect of such matter may be enforced against such party in any other jurisdiction by suit on such judgment or order or in such other manner as may be permitted by applicable law. Each party hereby irrevocably waives, to the extent permitted by applicable law, any objection which it now has or hereafter may have to the laying of venue in respect of any such matter brought or maintained in the United States District Court for the Northern District of Illinois or such courts of the State of Illinois. Each party further waives, to the extent permitted by applicable law, any claim which such party otherwise might have that any such action, suit or proceeding brought or maintained in the United States District Court for the Northern District of Illinois or such courts of the State of Illinois has been brought in an inconvenient forum.

          (c) It is the intent and understanding of each party hereto that if any term or provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, then such term or provision shall be deemed modified to the extent necessary to make it enforceable by such court or other authority.

          (d) Except as otherwise provided herein, each party hereto pay its own expenses incurred in connection with this Agreement.

          (e) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Estate Representative or any other successor or transferee of each Noteholder and by any successor of the Company.

          (f) This Agreement may not be modified, amended, altered or supplemented except by a written agreement signed by the Company and the Noteholders.

          (g) All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given when delivered personally or when sent by registered or certified mail (postage prepaid, return receipt requested) addressed as follows:

          If the Company:

               Material Sciences Corporation
               2200 East Pratt Boulevard
               Elk Grove Village, Illinois 60007

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

          If the Noteholders:

               Richard L. Burns
               Joyce Burns
               High Bluff Drive
               Suite 375
               San Diego, California 92130

     or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

          (h) No failure or delay on the part of either party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          (i) This Agreement relates to the internal affairs and securities of a Delaware corporation and shall be governed by and construed in accordance with the laws of the State of Delaware.

          (j) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (k) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party hereto and delivered to each other party or such party's representative.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    MATERIAL SCIENCES CORPORATION

                                    By:_________________________________
                                         Title:__________________________


                                    _____________________________________
                                              Richard L. Burns


                                    _____________________________________
                                              Joyce Burns

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